EXHIBIT 10.6

SCHEDULE OF EXECUTIVE OFFICERS PARTY TO THE FORM OF

AMENDED AND RESTATED CHANGE IN CONTROL AGREEMENT

Each of the parties identified below is party to an amended and restated change in control agreement (“CIC Agreement”) with Advanced Medical Optics, Inc. substantially in the form of Exhibit 10.5 to the Company’s Form 10-Q for the quarter ended June 27, 2008.

Name of Executive	Benefit Level Under Section 6 of of CIC Agreement	Benefit Level Under Section 8 of of CIC Agreement
Sheree L. Aronson	One Times	One Year
Leonard R. Borrmann	Two Times	Two Years
Robert F. Gallagher	One Time	One Year
Michael J. Lambert	Two Times	Two Years